                                EXHIBIT 27(B)

                                   FORM OF
                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO

                                USG CORPORATION

                         9 1/4% SENIOR NOTES DUE 2001


      This form must be used by a holder of 9 1/4% Senior Notes due 2001 (the "Old Notes") of USG Corporation ("USG") who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in the "The Exchange Offer -- How to Tender" of the Prospectus dated ______ __, 1994 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.



- -------------------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
             ON __________________________, 1994, UNLESS EXTENDED.
- -------------------------------------------------------------------------------

                       To Harris Trust and Savings Bank
                            (the "Exchange Agent")



BY REGISTERED OR CERTIFIED MAIL:       BY HAND:
Harris Trust and Savings Bank          Harris Trust and Savings Bank

Attn:                                  Attn:
33 West Monroe Street                  33 West Monroe Street
Chicago, Illinois 60690                Chicago, Illinois 60690


BY FACSIMILE TRANSMISSION:             BY OVERNIGHT COURIER:
Harris Trust and Savings Bank          Harris Trust and Savings Bank

Attn:                                  Attn:
(312)                                  33 West Monroe Street
                                       Chicago, Illinois 60690


                              TELEPHONE NUMBER:
                              __________________



      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

      This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies and Gentlemen:

      The undersigned hereby tenders to USG, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.


      The undersigned hereby tenders the Old Notes listed below:



   Certificate Number(s) (if known)   Aggregate Principal  Aggregate Principal
             of Old Notes             Amount Represented     Amount Tendered

   ---------------------------------  -------------------  --------------------
   ---------------------------------  -------------------  --------------------
   ---------------------------------  -------------------  --------------------
   ---------------------------------  -------------------  --------------------
   ---------------------------------  -------------------  --------------------
   ---------------------------------  -------------------  --------------------


                                  PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s) or       Date:                      , 1994
Authorized Signatory:
                     -------------------    Address:
                                                    ---------------------------
- ----------------------------------------
                                            -----------------------------------
- ----------------------------------------
                                            Area Code and Telephone No.
Name(s) of Registered Holder(s):                                        -------
                                --------

- ----------------------------------------

- ----------------------------------------





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

       This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                     Please print name(s) and address(es)

Name(s):
        -----------------------------------------------------------------------

- -------------------------------------------------------------------------------

Capacity:
         ----------------------------------------------------------------------

Address(es):
            -------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------




                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.



Name of Firm:
             -----------------------  -----------------------------------------
Address:                                               Authorized Signature
        ----------------------------  Name:
                                           ------------------------------------
- ------------------------------------  Title:
                                            -----------------------------------
Area Code and Telephone No.:
                            --------  Date:                 , 1994
                                           ----------------

      DO NOT SEND OLD NOTES WITH THIS FORM, ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.



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

                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY


      1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

      2.    SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY.  If this
Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever.

      If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes.

      If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by USG, submit with the Letter of Transmittal evidence satisfactory to USG of such person's authority to so act.

      3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.





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